UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                         AMERICAN LEISURE HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  333-48312              75-2877111
           -------                 ----------              ----------
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

                     2460 Sand Lake Road, Orlando, FL, 32809
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               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (407) 251-2240

                      2462 Sand Lake Road, Orlando, FL, 32809
                ------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     In connection with Michael Crosbie's appointment as Corporate General Counsel, Executive Vice President and Secretary of the Company (as described in greater detail below under "Item 5.02"). Mr. Crosbie was granted 100,000 warrants to purchase shares of the Company's common stock at an exercise price of $1.02 per share. One half of the warrants, or 50,000 vested on March 15, 2006 with the remaining warrants vesting 25,000 on March 15, 2007 and March 15, 2008, assuming he is still employed by the Company on those dates. The Company

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will  rely  on  the exemption from registration set forth in Section 4(2) of the
Act in issuing these warrants as the issuance of these securities will not involve a public offering, the recipient acquired the warrants for investment purposes and the Company will take appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts were paid by the Company.

     In connection with Jeff Scott's appointment as President of Hickory (as described in greater detail below under "Item 5.02"), the Company agreed to grant him warrants to purchase 100,000 shares of the Company's common stock. The warrants have an exercise price of $5.00 per share. One half, or 50,000 of Mr. Scott's warrants vested on March 2, 2006, with the remaining 50,000 warrants vesting as follows, 25,000 warrants on March 2, 2007 and the remaining 25,000 warrants on March 2, 2008, assuming Mr. Scott is still employed by the Company on those dates. The Company will rely on the exemption from registration set forth in Section 4(2) of the Act in issuing these warrants as the issuance of these securities will not involve a public offering, the recipient acquired the warrants for investment purposes and the Company will take appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts were paid by the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On March 7, 2006, at a Special Telephonic Meeting of the Board of Directors of American Leisure Holdings, Inc. (the "Meeting" and the "Company"), Michael Crosbie was nominated to serve as the Company's Corporate General Counsel, Executive Vice President and Secretary, which nomination was approved by the unanimous consent of the Directors present at the Meeting. Mr. Crosbie's appointment to his offices was effective as of March 15, 2006. In connection with Mr. Crosbie's appointment as Secretary of the Company, Frederick Pauzar, the Company's former Secretary resigned effective March 15, 2006.

     It is anticipated that Mr. Crosbie will be employed under an Employment Agreement which the Company is currently in the process of finalizing.

     Additionally at the Meeting, the Board of Directors nominated Malcolm J. Wright, the Company's Chief Executive Officer and then President and Director as Chairman of the Company's Board of Directors, and Mr. Wright's nomination was approved by the Directors present at the Meeting, with Mr. Wright abstaining from the vote. Mr. Wright replaces William Chiles, who stepped down as Chairman of the Board of Directors, but will continue to serve as a Director of the Company.

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     At the Meeting, the Board of Directors also nominated Frederick Pauzar, the
Company's Chief Operating Officer and a Director of the Company to serve as the Company's President, which nomination was approved by the Directors present at
the  Meeting,  with  Mr.  Pauzar  abstaining from the vote.   As a result of Mr.
Pauzar's appointment, Mr. Wright will no longer serve as the Company's President, but will continue to serve as the Company's Chief Executive Officer and Chairman of the Board of Directors.

     Finally, the Directors who attended the Meeting, voted to appoint Jeffrey Scott as the President of the Company's 50.1% owned subsidiary, Hickory Travel Systems, Inc. ("Hickory") and to reconfirm William Chiles, also a Director of the Company, as the Chief Executive Officer of Hickory. Mr. Scott began serving as President of Hickory effective March 2, 2006.

                            Biographical Information
                            ------------------------

MICHAEL CROSBIE, age 37

Mr. Crosbie previously served as a Partner with Foley & Lardner, a Law Firm in Orlando, Florida from February 2004 until March 2006. From February 2002 until January 2004, Mr. Crosbie served as senior counsel with Foley & Lardner and from September 1998 until January 2002, he served as an associate with Foley & Lardner. Prior to joining Foley & Lardner, Mr. Crosbie served as a law clerk for United States District Judge Steven D. Merryday in Tampa, Florida, from June 1997 until August 1998. From August 1995 until May 1997, he was employed as an associate attorney with Rumberger, Kirk & Caldwell, in Orlando, Florida. Mr. Crosbie obtained his bachelors degree from the University of Central Florida in Political Science in 1992 and obtained his Juris Doctorate from the University of Florida in 1995. Mr. Crosbie is a member of The Florida Bar, the Supreme Court of Florida, the United States District Court for the Middle District of Florida, the United States Court of Appeals for the Ninth and Eleventh Circuits and is also a member of the Federalist Society.

JEFFREY SCOTT, age 49

Mr. Scott served as General Manager of Thor, Inc, a Cendant company. a travel services company, from November 2002 until March 2006. From August 2002 until November 2002, he served as Vice President of Sales and Client Services for Thor, Inc. From June 1990 to March 2001, he served in various positions with Worldspan L.P, including serving as Director of Customer Operations from April 1996 to March 2001; serving as Manager in the Sales and Marking Department from April 1994 to April 1996; and serving as a Regional Sales Manager of Zone Manager from June 1990 until April 1994. Mr. Scott obtained a Bachelor of Science degree in Management from National Louis University, in Atlanta, Georgia in June 2001.

Neither Mr. Scott nor Mr. Crosbie currently have employment agreements with the Company. It is anticipated that Mr. Scott will be paid approximately $150,000 per year as President of Hickory. It is anticipated that Mr. Crosbie will be paid approximately $170,000 per year, plus a car allowance equal to approximately 5% of his salary, for the services to the Company as Corporate General Counsel and Executive Vice President.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN LEISURE HOLDINGS, INC.
                                    -------------------------------

                                    By: /s/ Malcolm J. Wright
                                        ---------------------
                                        Malcolm J. Wright
                                        Chief Executive Officer
                                        Dated: March  22, 2006

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